UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

MGP Ingredients, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2006 ANNUAL MEETING OF
STOCKHOLDERS AND PROXY STATEMENT

MGP INGREDIENTS, INC.
1300 Main Street

Atchison, Kansas 66002

September 22, 2006

NOTICE OF ANNUAL MEETING

To the Stockholders:

The Annual Meeting of Stockholders of MGP Ingredients, Inc. will be held at the Atchison Heritage Conference Center, 710 South 9th Street, Atchison, Kansas 66002, on Thursday, October 12, 2006, beginning at 10:00 a.m., local time, for the following purposes:

☐     To elect three directors, each for a three-year term expiring in 2009;

☐     To consider and vote upon a proposal to approve the Company’s Non-Employee Directors’ Restricted Stock Plan; and

☐     To transact such other business as may properly come before the meeting.

Holders of Common and Preferred Stock of record on the books of the Company at the close of business on August 18, 2006, will be entitled to vote at the meeting or any adjournment thereof.

STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY SO THAT, IF YOU ARE UNABLE TO ATTEND THE MEETING, YOUR SHARES MAY NEVERTHELESS BE VOTED.

By Order of the Board of Directors

Laidacker M. Seaberg
President and Chief Executive Officer

Laidacker M. Seaberg
President and Chief Executive Officer

PROXY STATEMENT

This Proxy Statement and the enclosed form of Proxy are being furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of MGP Ingredients, Inc. (the “Company”) to be held on Thursday, October 12, 2006, as set forth in the preceding Notice.  It is expected that this Proxy Statement and the enclosed form of Proxy will be mailed to stockholders commencing September 22, 2006.

GENERAL INFORMATION

The holders of outstanding shares of Common Stock and Preferred Stock of the Company at the close of business on August 18, 2006 are entitled to notice of and to vote at the Annual Meeting.  The presence in person or by proxy of persons entitled to vote a majority of the issued and outstanding shares of each class of stock entitled to vote will constitute a quorum for the transaction of business at the meeting.  As of August 18, 2006, there were 16,804,960 shares of Common Stock outstanding and 437 shares of Preferred Stock outstanding.

Generally, holders of Common and Preferred Stock each vote separately as a class with respect to each matter that the class is authorized to vote on, with each share of stock in each class being entitled to one vote.  In connection with the election of directors, the holders of Common Stock are entitled to vote on the election of Group A directors and the holders of Preferred Stock are entitled to vote on the election of Group B directors.  The candidates for office who receive the highest number of votes will be elected.  Both classes of stock are entitled to vote separately upon the proposal for the approval of  the Company’s Non-Employee Directors’ Restricted Stock Plan.  The affirmative vote of the holders of a majority of the shares of Preferred Stock and of the holders of a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote thereat is required for approval of the Non-Employee Directors’ Restricted Stock Plan.  Although no other proposals are scheduled to come before the meeting, the affirmative vote of the holders of a majority of the shares of Preferred Stock and of the holders of a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote thereat (or such higher voting requirement as may be specified by law or the Company’s Amended and Restated Articles of Incorporation) is required for approval of other proposals.

Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum at the Annual Meeting.  Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote.  With respect to shares relating to any Proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal.  With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares of a class, an abstention or non-vote will have the same effect as a vote against the matter being voted upon.

Any stockholder giving a Proxy may revoke it at any time prior to its use by executing a later dated Proxy or by filing a written revocation with the Secretary of the Company.  A stockholder may also revoke a Proxy by appearing at the meeting and voting by written ballot.  All shares represented by a Proxy in the enclosed form that is properly executed and received in time for the meeting and not revoked will be voted.  If a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.  If no choice is specified, the Proxy will be voted FOR each of the nominees named on the Proxy with respect to the election of directors and for the proposal to adopt the Non-Employee Directors’ Restricted Stock Plan.

The principal executive offices of the Company are located at 1300 Main Street, Atchison, Kansas 66002 and the Company’s telephone number at that address is (913) 367-1480.

ELECTION OF DIRECTORS

Nominees

Two Group A Directors and one Group B Director are required to be elected at the Annual Meeting.  The holders of the Common Stock are entitled to vote for the persons nominated for the Group A positions.  The holders of Preferred Stock are entitled to vote for the person nominated for the Group B position.  Linda E. Miller and Daryl R. Schaller, Ph.D. have been nominated by the Board of Directors for election to the Group A positions for terms expiring at the Annual Meeting in 2009.  Michael Braude has been nominated by the Board of Directors for election to the Group B position for a term expiring at the Annual Meeting in 2009.  Ms. Miller has been a director since 2000, Dr. Schaller has been a director since 1997 and Mr. Braude has been a director since 1991.  Each of the nominees has consented to serve if elected.  If for any reason any of the nominees should not be available or able to serve, the Proxies will exercise discretionary authority to vote for substitutes deemed by them to be in the best interests of the Company.

GROUP A NOMINEES
(For terms expiring in 2009)

LINDA E. MILLER

Ms. Miller, age 53, has been a director since June, 2000. Her current term expires in 2006. She is a member of the Audit Review Committee and the Human Resources and Compensation Committee. She is an independent marketing consultant and has been a Program Director of the University of Kansas School of Journalism since 1996 and a member of the Engineering Management Graduate Faculty since 1989. She was previously employed by Dupont, Baxter Healthcare and the American Business Women’s Association, Kansas City, Missouri.

DARYL R. SCHALLER, Ph.D.

Dr. Schaller, age 62, has been a director since October, 1997. His current term expires in 2006. He is Chairman of the Human Resources and Compensation Committee and a member of the Audit Review Committee. He currently provides, and from 1996 through November 2001 provided, consulting services through his consulting firm, Schaller Consulting. He was Vice President of Research and Development of International Multifoods Corp., of Minneapolis, Minnesota, from November 2001 through June 2003. He retired from Kellogg Co. in 1996 after 25 years of service. He served Kellogg as its Senior Vice President—Scientific Affairs from 1994 until 1996, and previously was Senior Vice President—Research, Quality and Nutrition for Kellogg.

GROUP B NOMINEE
(For a term expiring in 2009)

MICHAEL BRAUDE

Mr. Braude, age 70, has been a director since 1991. His current term expires in 2006. He is a member of the Audit Review Committee and the Human Resources and Compensation Committee. From November, 2000 until March 2004, he was Executive Vice President of Country Club Bank, Kansas City, Missouri. Previously, from 1984 until his retirement in November, 2000, he was the President and Chief Executive Officer of the Kansas City Board of Trade, a commodity futures exchange. Prior to 1984, he was Executive Vice President and a Director of American Bank & Trust Company of Kansas City. Mr. Braude is a director of Kansas City Life Insurance Company, a director of Midwest Trust Company, Kansas City, Missouri, a trustee of Midwest Research Institute and a trustee of the Kansas Public Employees Retirement System.

OTHER
GROUP A DIRECTORS

GARY GRADINGER

Mr. Gradinger, age 63, has been a director since June 2005. His current term expires in 2008. He is a member of the Audit Review Committee, the Human Resources and Compensation Committee and the Nominating Committee. Since 1983 he has served as the chairman and chief executive officer of Golden Star, Inc., a privately owned company which is engaged in the production of textile cleaning, communication and safety products. He also serves as a director of Buffalo Funds, Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo US Global Fund, Inc., Buffalo Balanced Fund, Inc. and Buffalo Small Cap Fund, Inc.

JOHN R. SPEIRS

Mr. Speirs, age 57, has been a director since 2004. His current term expires in 2007. He is Chairman of the Nominating Committee and a member of the Audit Review Committee and the Human Resources and Compensation Committee. He is the chairman and co-founder of Stellus Consulting, a Minneapolis, Minnesota based strategy consulting firm formed in 2001 that specializes in business strategy, strategic visioning, merger and acquisition support and branding strategy. From 1998 to 2000 he served as Executive Vice President of Marketing for Diageo PLC and from 1989 to 1998 he served in various capacities with Pillsbury, the last being as Senior Vice President of Strategy and Brand Development from 1995 to 1998. Prior thereto he served as an officer and in other management capacities with Lever Brothers from 1975.

OTHER
GROUP B DIRECTORS

CLOUD L. CRAY, JR.

Mr. Cray, age 83, has been a director since 1957 and has served as Chairman of the Board since 1980. His current term expires in 2007. He served as Chief Executive Officer from 1980 to September, 1988, and has been an officer of the Company and its affiliates for more than 50 years.

JOHN E. BYOM

Mr. Byom, age 52, has been a director since 2004. His current term expires in 2007. He is Chairman of the Audit Review Committee and a member of the Human Resources and Compensation Committee and the Nominating Committee. Mr. Byom is the former Chief Financial Officer of International Multifoods Corporation. He left the company in March 2005 after 26 years with the company, including four years as Vice President of Finance and Chief Financial Officer, from March 2000 to June 2004. Most recently, after the sale of Multifoods to The J.M. Smucker Company in June 2004, he was President of Multifoods Foodservice & Bakery Products. Prior to his time as CFO, Mr. Byom was President, US Manufacturing from July 1999 to March 2000, and Vice President of Finance and IT for the North American Foods Division from 1993 to 1999. Mr. Byom held various other positions prior thereto, including Controller of the Bakery Products Division from 1990 to 1991 and Internal Auditor and Supervisor of Audit from 1979 to 1981. Mr. Byom also is a director of Prestige Brands Holding, Inc.

RANDALL M. SCHRICK

Mr. Schrick, age 56, has been a director since 1987. His current term expires in 2008. He joined the Company in 1973 and has been Vice President of Manufacturing and Engineering since May 2002. From July, 1992 to May, 2002, he was Vice President of Operations, and from 1984 to July, 1992, he was Vice President and General Manager of the Pekin plant. From 1982 to 1984, he was the Plant Manager of the Pekin plant. Prior to 1982, he held various management positions at the Atchison plant.

LAIDACKER M. SEABERG

Mr. Seaberg, age 60, has been a director since 1979. His current term expires in 2008. He joined the Company in 1969 and has served as the President of the Company since 1980 and as Chief Executive Officer since September, 1988. He is the son-in-law of Mr. Cray, Jr.

CERTAIN INFORMATION CONCERNING THE BOARD AND ITS COMMITTEES

General. The Board has three standing committees:  Audit Review Committee, Nominating Committee and Human Resources and Compensation Committee.  The members of these committees throughout the last fiscal year were as follows: Audit Review Committee — John E. Byom (Chairman), Michael Braude, Gary Gradinger, Linda E. Miller, Daryl R. Schaller and John R. Speirs; Nominating Committee — John R. Speirs (Chairman), John E. Byom and Gary Gradinger; Human Resources and Compensation Committee — Daryl R. Schaller (Chairman), Michael Braude, John E. Byom, Gary Gradinger, Linda E. Miller and John R. Speirs.

During the fiscal year ended June 30, 2006, the Board met 5 times, the Audit Review Committee met 5 times, the Human Resources Committee met 5 times and the Nominating Committee met 3 times.   Each director attended at least 75% of the meetings of the Board and the Committees of which the director was a member.

Audit Review Committee. The Audit Review Committee reviews the process involved in the preparation of the Company’s annual audited financial statements and appoints a firm of independent public accountants to serve as independent auditor and to conduct that audit and review the Company’s quarterly financial statements.  It also reviews and makes recommendations with regard to the process involved in the Company’s implementation of its conflict of interest and business conduct policy and is responsible for establishing and monitoring compliance under the code of ethics applicable to the chief executive and financial officers.  In connection with this work, the Committee annually reviews: (a) the adequacy of the Audit Review Committee’s written charter that has been adopted by the Board of Directors; (b) the independence and financial literacy of each member of the Audit Review Committee; (c) the plan for and scope of the annual audit; (d) the services and fees of the independent auditor; (e) certain matters relating to the independence of the independent auditor; (f) certain matters required to be discussed with the independent auditor relative to the quality of the Company’s accounting principles; (f) the audited financial statements and results of the annual audit; (g) recommendations of the independent auditor with respect to internal controls and other financial matters; (h) significant changes in accounting principles that are brought to the attention of the Committee; and (i) various other matters that are brought to the attention of the Committee.

The Board of Directors has determined that John E. Byom is an “audit committee financial expert”, as defined in Item 401(h) of SEC Regulation S-K.  The Board has determined that Mr. Byom is independent, as independence for audit committees is defined in the applicable listing standards of the NASDAQ National Stock Market. Under SEC regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of section 11 of the Securities Act of 1933.  Further, the designation or identification of a person as an audit committee financial expert does not impose any duties, obligations or liability on such person that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification and does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.

The Board has determined that each member of the Audit Review Committee is “independent”, as independence for audit committees is defined in the applicable listing standards of the NASDAQ National Stock Market.  The Board of Directors has adopted a written charter for the Audit Review Committee.

The information in or referred to in the foregoing paragraph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Human Resources and Compensation Committee. The Human Resources and Compensation Committee recommends to the Board of Directors the compensation of the Chief Executive Officer and other executive officers of the Company.   The Committee approves a bonus system for various key employees and reviews the scope and type of compensation plans for management personnel.  The Committee administers the Company’s 1996, 1998 and 2004 Stock Incentive Plans and the Directors’ Stock Option Plans, and also serves as an executive search committee.   Each of the members of the Human Resources and Compensation Committee is independent, as defined in the listing standards of the National Association of Securities Dealers applicable to compensation committees.

Nominating Committee. The purposes of the Nominating Committee are to recommend to the Board the qualifications for new director nominees, candidates for nomination and policies concerning compensation and length of service.  The Nominating Committee has a charter, a copy of which is available to stockholders on the company’s website at www.mgpingredients.com.  Each of the members of the Nominating Committee is independent, as defined in the listing standards of the NASDAQ National Stock Market applicable to nominating committees.

In identifying nominees for the Board of Directors, the Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors and management.  The Nominating Committee will also consider candidates recommended by stockholders in accordance with its policies and procedures. However, the Nominating Committee may choose not to consider an unsolicited candidate recommendation if no vacancy exists on the Board.  The Nominating Committee may, in its discretion, use an independent search firm to identify nominees.

The Nominating Committee believes each candidate for the Board should be a person known for his or her integrity and honesty and should have, by education or experience, knowledge or skills which may be helpful to the Board in exercising its oversight responsibilities.  A sufficient number of Board members must meet the tests for independence set forth in the applicable listing standards of the NASDAQ National Stock Market and Section 10A of the Exchange Act to permit the Company to satisfy applicable NASDAQ and legal requirements.  The Committee also believes it is desirable for at least one Board member to be an “audit committee financial expert”, as defined in Rule 401(h) of Regulation S-K.  In considering candidates, the Committee may take into account other factors as it deems relevant.

In evaluating potential nominees, the Nominating Committee determines whether the nominee is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. The Nominating Committee will conduct a check of the individual’s background and will conduct personal interviews before recommending any candidate to the Board.  The Nominating Committee in its sole discretion may require candidates (including a stockholder’s recommended candidate) to complete a form of questionnaire to elicit information required to be disclosed in the Company’s proxy statement.

Stockholders who wish to recommend candidates for consideration by the Nominating Committee in connection with next year’s annual meeting should submit the candidate’s name and related information in writing to the chairperson of the Nominating Committee in care of the Company’s Secretary, at 1300 Main, P.O. Box 130, Atchison, Kansas, 66002, on or before May 25, 2007.  In addition to the name of the candidate, a stockholder should submit

•                  his or her own name and address as they appear on the Company’s records;

•                  if not the record owner, a written statement from the record owner of the shares that verifies the recommending stockholder’s beneficial ownership and period of ownership and that provides the record holder’s name and address as they appear on the Company’s records;

•                  a statement disclosing whether such recommending stockholder is acting with or on behalf of any other person, entity or group and, if so, the identity of such person, entity or group;

•                  the written consent of the person being recommended to being named in the proxy statement as a nominee if nominated and to serving as a director if elected;

•                  pertinent information concerning the candidate’s background and experience, including information regarding such person required to be disclosed in solicitations of proxies for election of  directors under Regulation 14A of the Securities Exchange Act of 1934, as amended.

Director Fees. Prior to December 13, 2006, non-employee directors were paid a retainer at the rate of $2,500 quarterly, $625 for attendance at each meeting of the Board, and $312.50 for attendance at each meeting of a committee of the Board.  Since December 13, 2006, non-employee directors have been paid a retainer at the rate of $3,750 quarterly and meeting fees of $1,000 for each meeting of the Board or committee thereof attended.  The chairperson of the Audit Committee is now paid an additional retainer at the rate of $1,250 quarterly and the chairpersons of the Human Resources and Compensation Committee and the Nominating Committee are now paid an additional retainer at the rate of $625 quarterly.  Employee directors receive a fee of $437.50 for attendance at each meeting of the Board of Directors.

Pursuant to a stockholder approved plan, since 1996 each non-employee director also has received an automatic grant of an option to purchase 2,000 shares of the Company’s Common Stock on the first business day following each annual meeting of stockholders at a price equal to the fair market value of the Common Stock on that date.  Options become exercisable on the 184th day following the date of grant and expire on the sooner of (a) ten years from the date of grant, (b) three years following termination of the director’s office due to retirement following age 70, (c) one year following termination of the director’s office due to death or (d) 90 days following the date of the termination of the director’s term of office for any other reason.  No option may be awarded under this plan after October 10, 2006.

 If the proposal to adopt the Non-Employee Directors’ Restricted Stock Plan is approved at the Annual Meeting, each year each non-employee director will receive an automatic grant of restricted shares having a fair market value of $12,500.  The shares will vest upon the expiration of three years, the death of a director or a change in control.  Accelerated vesting may be permitted if a director retires or does not stand for reelection at the end of his or her term or if the Director’s service is terminated because of physical or mental disability.

Communications with Directors and Director Attendance at Shareholder Meetings. The Company’s policy is to ask directors to attend the annual meeting of stockholders, and all of the directors attended last year’s annual meeting except Mr. Braude.  Stockholders may communicate directly with board members by writing the board or individual board members in care of the Company’s secretary at the Company’s executive offices.  Letters should be addressed as follows: Name of director - In care of Marta Myers, Secretary - MGP Ingredients, Inc. — 1300 Main Street, P.O. Box 130  — Atchison, Kansas 66002.

AUDIT REVIEW COMMITTEE REPORT

The Audit Review Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended June 30, 2006; has discussed with the independent auditor the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380), as modified or supplemented; has received the written disclosures and letter from the independent auditor required by Independence Standards Board Standard No. 1, as may be modified or supplemented; and has discussed with the independent auditor the auditor’s independence.  Based on such review and discussions, the Audit Review Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2006 be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

This report is made over the name of each continuing member of the Audit Review Committee at the time of such recommendation, namely John E. Byom (Chairman), Michael Braude, Gary Gradinger, Linda E. Miller, Daryl R. Schaller and John R. Speirs.

The Audit Review Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

AUDIT AND CERTAIN OTHER FEES PAID ACCOUNTANTS

Set forth below are the aggregate fees billed the Company by its principal accountant, BKD, LLP, for the fiscal years ended June 30, 2006 and 2005 for (i) professional services rendered for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s reports on Form 10-Q during such fiscal year (“Audit Fees”), (ii) assurance and related services that are reasonably related to the performance of the audit or review of the Company financial statements but are not included in Audit Fees (“Audit-Related Fees”), (iii) professional services rendered for tax compliance, tax advice or tax planning (“Tax Fees”) and (iv) other products and services (“Other Fees”), consisting primarily of information system advisory services.  The Audit Review Committee has considered whether the provision of such services is compatible with maintaining the independence of BKD, LLP.  The Audit Review Committee has the sole right to engage and terminate the Company’s independent auditor, to pre-approve the performance of audit services and permitted non-audit services and to approve all audit and non-audit fees. The Audit Review Committee has empowered its chairman to act on the committee’s behalf between meetings to approve permitted non-audit services; the chairman must report any such services to the Audit Review Committee at its next scheduled meeting.

Type of Fee	Amount
	2006	2005
Audit Fees	$351,394	$339,760
Audit Related Fees	72,566	70,480
Tax Fees	93,133	57,926
All Other Fees	0	0
Total	$517,093	$468,166

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning compensation for each of the years ending June 30, 2006, 2005 and 2004 awarded to, earned by, or paid to the five most highly compensated executive officers of the Company for services rendered in each of those years.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s)(2) ($)	Securities Underlying Options (#)	All Other Compensation ($) (1)

Laidacker M. Seaberg	2006	$439,949	$219,974	—	$254,264		$18,900
President and Chief	2005	433,246	—	—	139,712	—	18,500
Executive Officer	2004	404,830	230,753	—	499,376	—	18,450

Michael J. Trautschold	2006	218,405	87,362	—	125,414		18,900
Vice President Business	2005	214,044	—	—	69,856	—	18,500
Development	2004	200,005	104,963	—	247,572	—	18,450

Randy M. Schrick	2006	201,108	70,388	—	115,965		18,900
Vice President of	2005	199,006	—	—	66,080	—	17,911
Manufacture and	2004	189,564	87,048	—	232,760	—	18,450
Engineering

Sukh Bassi, Ph.D.	2006	199,734	69,907	—	116,824		18,900
Vice President-	2005	197,646	—	—	64,192	—	17,788
New Products	2004	188,269	86,453	—	232,760	—	18,450
Innovation/Technology
& Chief Science Officer

Brian Cahill	2006	197,724	67,383		111,760		18,900
Vice President &	2005	188,680	—	—	62,304	—	16,981
Chief Financial Officer	2004	178,000	81,738	—	220,064	—	18,450

(1)                                  Consists of the amount of the Company’s contributions to the Company’s Employee Stock Ownership Plans and 401(k) plan allocated to the accounts of each executive officer for the years indicated.

(2)                                  Consists of restricted shares awarded under the Company’s Stock Incentive Plans of 1996 and 2004 and its 1998 Stock Incentive Plan for Salaried Employees.  The restricted stock awards referred to in 2004 vested based on the Company’s achievement of performance goals over a performance period ending June 30, 2006.  Generally, the restricted stock awards for fiscal 2005 and 2006 will vest if the Company achieves specific financial objectives over a performance period ending June 30, 2007, in the case of the fiscal 2005 awards and June 30, 2008 in the case of the fiscal 2006 awards; if those objectives are not met, the restricted stock will vest on June 30, 2011, in the case of the 2005 awards and June 30, 2012 in the case of the 2006 awards. Accelerated or partial vesting may be permitted upon a change of control or if employment is terminated as a result of death, disability, retirement or termination without cause.  Dividends are paid on the restricted shares.  At June 30, 2006, the number and value of the restricted shares held by each of the named executive officers were as follows:  Laidacker M. Seaberg — 91,600 shares, $2,126,952;  Michael J. Trautschold — 45,400 shares, $1,054,188; Randy M. Schrick — 42,500 shares, $986,850;  Brian T. Cahill — 42,400 shares, $984,528;  Sukh Bassi, Ph.D. — 40,400 shares, $938,088.

Option Exercises and Year-End Holdings

The following table provides information, with respect to the named executive officers, concerning the exercise of options during the fiscal year ended June 30, 2006 and unexercised options held as of the end of such fiscal year.

AGGREGATED OPTION EXERCISES IN FISCAL 2006
AND FY-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at FY-End ($) Exercisable/ Unexercisable

Laidacker M. Seaberg	—	—	240,000/0	$3,970,758/0
Michael J. Trautschold	62,000	$1,302,400	0/6,000	0/117,600
Randall M. Schrick	12,000	101,060	24,800/0	234,516/0
Dr. Sukh Bassi	7,500	41,135	3,500/0	58,730/0
Brian T. Cahill	28,000	681,240	49,500/2,500	910,980/49,000

PERFORMANCE OF THE COMPANY’S COMMON STOCK

The stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The following performance graph compares the performance of the Company’s Common Stock during the period beginning June 30, 2001 and ending June 30, 2006, to the Center for Research in Security Prices of the University of Chicago Graduate School of Business (“CRSP”) index for the NASDAQ Stock Market (the “NASDAQ COMPOSITE” index consisting of US companies) and a peer group CRSP index consisting of active NASDAQ stocks of US processors of food and kindred products having SIC codes between 2000 - 2099 (the “NASDAQ Food” index) for the same period.  The number of companies in the NASDAQ Food index varies from period to period but consisted of 34 companies at the end of June 2006.  The graph assumes a $100 investment in the Company’s Common Stock and in each of the indexes at the beginning of the period and a reinvestment of dividends paid on such investments throughout the period.

VALUE OF $100 INVESTMENTS
ASSUMING REINVESTMENT OF DIVIDENDS AT JUNE 30, 2001
AND AT EACH SUBSEQUENT JUNE 30

	2001	2002	2003	2004	2005	2006
MGPI	$100.0	$117.8	$80.9	$364.5	$158.7	$451.2
NASDAQ FOOD	$100.0	$68.1	$75.6	$95.3	$96.4	$102.5
NASDAQ COMPOSITE	$100.0	$130.5	$131.5	$174.6	$195.2	$196.1

REPORT OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE

The report of the Human Resources and Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Human Resources and Compensation Committee Interlocks and Insider Participation.  Executive compensation is based primarily upon recommendations made to the Board of Directors by the Company’s Human Resources and Compensation Committee (the “Committee”).  The Committee for the year ended June 30, 2006, consisted of Daryl R. Schaller, Ph.D. (Chairman), Michael Braude, John E. Byom, Gary Gradinger, Linda E. Miller and John R. Speirs.  All of the members of the Committee are non-employee directors of the Company.  The Committee recommends to the Board of Directors compensation and compensation plans for the Chief Executive Officer and other executive officers.  The recommendations are acted upon by the full board, which includes Messrs. Seaberg and Schrick, who are two of the five highest paid officers of the Company.

This report is provided by the Committee to assist stockholders in understanding the Committee’s philosophy in establishing the compensation of the Chief Executive Officer and all other Executive Officers of the Company for the year ended June 30, 2006.

Compensation Philosophy.  Historically, executive compensation has been designed to link rewards with business results and stockholder returns consistent with (a) the executive’s level of responsibility, (b) compensation paid to the executive in the prior year, (c) the Company’s performance for the year and the prior year, (d) the executive’s individual performance for the year and the prior year, (e) salary levels for executives in comparable positions in comparable enterprises, (f) inflation, and (g) a variety of other factors.  The components of Executive Compensation which reflect this philosophy may consist of (i) annual base salary, (ii) annual cash bonuses, (iii) annual stock bonuses, (iv) stock options or other stock incentives, and (v) equity-based retirement compensation, which is reflected in the Company’s Employee Stock Ownership Plan and 401(k) Plan.  In formulating its compensation recommendations, the Committee considered information and recommendations provided by management and by Arthur J. Gallagher & Company, a nationally known and recognized firm of management consultants.

Base Salary.  The past practice of the Committee has been to establish base salaries of all executives prior to the beginning of the fiscal year based on the various factors described in the preceding paragraph.  In fiscal 2006, the Committee set base salaries of the named executive officers at the levels indicated in the Summary Compensation Table to keep salary levels reasonably consistent with inflation and salary levels for executives in comparable positions in comparable enterprises.  These amounts were based in large part on studies conducted by Arthur J. Gallagher & Company.

Annual Cash Bonuses.  For fiscal 2006, the Committee determined that each officer would have an opportunity to receive a cash bonus equal to a percentage of base salary ranging from a minimum of 30% at target level performance to 80% at maximum level performance (50% to 100% in the case of the Chief Executive Officer), depending upon position and the extent to which certain Company performance measures were met.  The Company’s performance measures were met and bonuses were paid under this program with respect to fiscal 2006.

The Committee has authorized a $50,000 bonus pool that may be paid, based upon the recommendation of the Chief Executive Officer, to reward superior performance by any employee of the Company other than the CEO.  This bonus pool was utilized in fiscal 2006.

Stock Incentives.  The Committee recognizes the need to provide medium term incentives for the retention and motivation of Senior Executives, consistent with the desire to conserve cash.  From 1996 through fiscal 2003, the Committee granted stock options to Senior Executives on an annual basis.  In fiscal 2004, after consultation with Pearl Meyer & Partners, a compensation consultant, the Committee determined to award performance accelerated restricted shares instead of stock options with a view to, among other matters, promoting increased financial performance over the long-term, increasing management ownership of stock so as to better motivate performance and matching of management and stockholder interests.  Restricted shares were awarded in fiscal 2004, 2005 and 2006 based on salary levels of recipients and generally will vest after seven years, subject to accelerated vesting in three years if the Company meets a specified earnings per share performance target set by the Committee.  All options and restricted share awards were granted under stock incentive plans approved by stockholders.

Equity Based Retirement Compensation.  The final component of executive compensation consists of equity based retirement compensation through participation in the Company’s employee stock ownership plans for salaried and certain hourly employees (“Salaried ESOP”) and 401(k) Plan.  The amount of the Company’s contributions to the Salaried ESOP and the 401(k) Plan is determined by the Board each year based upon the recommendation of the Committee.  The Committee bases its recommendation primarily upon Company performance for the year.

Under the Salaried ESOP, amounts contributed by the Company are invested in shares of the Company’s Common Stock.  Shares purchased are allocated to participant accounts in proportion to the participant’s eligible compensation (as defined).  Generally, accounts are distributed to participants who have completed at least five years of service upon death, permanent disability or retirement.  In fiscal 2006, the Company contributed an amount equal to 4-1/2% of eligible compensation for the Salaried ESOP.  This is the same amount as in the prior year.

The Company has maintained a 401(k) Plan for the benefit of employees for several years but prior to fiscal 2001 had not made a contribution to it.  During fiscal 2001, the Board determined to reduce the Company’s contribution to the Salaried ESOP and to contribute an amount equal to the reduction to the 401(k) Plan.  Five years service is required for full vesting in the amount of the Company contribution.  In fiscal 2006, the Company contributed an amount equal to 4-1/2% of eligible compensation to the 401(k) Plan.

Compensation of the Chief Executive Officer for Fiscal 2006.  All of the components of fiscal 2006 compensation of the Chief Executive Officer were determined in accordance with the criteria described above. Salary, bonus and restricted share awards to Mr. Seaberg for fiscal 2006 are as reported in the Compensation Table.

Impact of Internal Revenue Code Section 162(m).  Under Section 162(m) of the Code, publicly held companies such as the Company may not deduct compensation paid to certain Executive Officers to the extent that an executive’s compensation exceeds $1,000,000 in any one year, unless such compensation is “performance based.”  Because  the company’s incentive programs have a retention purpose as well as an incentive purpose, the Committee generally has not viewed it as practicable or in the Company’s best interests to qualify compensation programs under 162(m).

This report is being made over the names of Daryl R. Schaller, Ph.D. (Chairman), Michael Braude, John E. Byom, Gary Gradinger,  Linda E. Miller and John R. Speirs.

PRINCIPAL STOCKHOLDERS

The following table sets forth as of July 1, 2006 the number of shares beneficially owned and the percentage of ownership of the Company’s Preferred Stock and Common Stock by (i) each person who is known by the Company to own beneficially more than 5% of either class of the Company’s capital stock outstanding, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group.

	Shares Beneficially Owned (a)
Stockholder	Common Stock		Preferred Stock
	No. of Shares	%	No. of Shares	%
Sukh Bassi, Ph. D.(b)	45,930	*
Michael Braude (b)	6,732	*
John E. Byom	7,367
Brian Cahill (b)(c)	105,466	*
Cloud L. Cray, Jr.(b)(d)(e)	3,888,927	23.1	333	76.2
Richard B. Cray (d)(f)	44,000	*	334	76.4
Gary Gradinger	3,447
Richard Larson (c)	3,700	*
Linda E. Miller (b)	7,657	*
Dave Rindom (c)	37,081	*
Daryl Schaller (b)	21,550	*
Randy M. Schrick (b)(c)(g)	122,964	*
Laidacker M. Seaberg (b)(c)(d)(h)	1,289,881	7.6	404	92.4
John R. Speirs	7,279
Michael J. Trautschold (b)	76,122	*
MGP Ingredients Voting Trust (d)	—	—	333	76.2
Trustees of the Company’s ESOPs (c)	1,327,220	7.8
All Executive Officers and Directors as a Group of 19 (b)(i)	7,158,780	42.5	404	92.4

* less than 1%

(a)                                  For the purposes of the table, a person is deemed to be a beneficial owner of shares if the person has or shares the power to vote or to dispose of them.  Except as otherwise indicated in the table or the footnotes below, each person had sole voting and investment power over the shares listed in the beneficial ownership table and all stockholders shown in the table as having beneficial ownership of 5% or more of either of the classes of stock had business addresses at 1300 Main Street, Atchison, Kansas 66002, as of July 1, 2006.  Stockholders disclaim beneficial ownership in the shares described in the footnotes as being “held by” or “held for the benefit of” other persons.

(b)                                 The table includes shares which may be acquired pursuant to stock options granted under the Company’s stock option plans that become exercisable on or before September 1, 2006.  These consist of options held by one non-employee director (Mr. Cray) to purchase 20,000 shares and one non-employee director (Mr. Schaller) to purchase 18,000 shares, two non-employee directors (Messrs. Byom and Speirs) to purchase 4,000 shares each and one non-employee director (Mr. Gradinger) to purchase 2,000 shares, options held by Messrs. Bassi, Cahill, Schrick and Seaberg to purchase 3,500, 49,500, 24,800 and 240,000 shares, respectively, and options held by all executive officers and directors as a group to purchase 432,500 shares.

(c)                                  The Company’s Employee Stock Ownership Plans (ESOPs) hold for the benefit of participants 1,327,220 shares of Common Stock, all of which are attributed in the table to each of the five trustees, who are the same for each Plan.  The trustees are obligated to vote the shares which are allocated to participants in accordance with instructions given by such participants, all of which were allocated at July 1, 2005.  Any unallocated shares are voted by the trustees.  The trustees, and the number of shares allocated to their accounts, are as follows:  Mr. Seaberg (143,842 shares); Mr. Larson (9,550 shares); Mr. Cahill (29,582 shares); Mr. Rindom (18,858 shares); and Mr. Schrick (39,514 shares).  A total of 204,417 shares are allocated to the accounts of all other officers and directors.  The number and percentage of ownership shown after the names of each of the Trustees in the table above do not include any of the 1,327,220 shares or any of the shares allocated to their individual accounts.  Accordingly, the aggregate beneficial ownership for each of the Trustees may be deemed to be the individual amounts and percentages shown, plus 1,327,220 shares and 8.2%.

(d)                                 The MGP Ingredients, Inc. Voting Trust holds 333 shares of Preferred Stock which are attributed in the table to the trustees, who share the power to vote the shares.  The beneficial interests in the voting trust are held by the Cray Family Trust.  The trustees of the Voting Trust and the Cray Family Trust are Mr. Cray, Jr., Mr. Seaberg and Mr. Richard B. Cray.  The Voting Trust will continue in effect until the last death of the issue of Cloud L. Cray, Sr. who was living at the creation of the Trust. There presently are 19 such persons living, the youngest of which is 31 years old.  The Voting Trust may also be terminated by the consent of a majority of the Trustees or the beneficiaries of 90% of the shares held in the Voting Trust or upon the sale of all the shares held in the Voting Trust.  Until the Voting Trust is terminated or dissolved, each Trustee may appoint a successor trustee, provided that any successor must be a major officer and stockholder of the Company or of a company which is a member of a “controlled group of corporations” of which the Company is a part.   (The original trustees of the Voting Trust are not subject to this requirement). The trustees are permitted to act with respect to the voting or divestment of shares of the Company’s stock held by the Voting Trust in accordance with the decision of a majority of the trustees. Actions by the trustees with respect to the voting or disposition of the shares may be effected by majority vote.

(e)                                  Includes 216,196 shares of Common Stock held by the Cray Medical Research Foundation with respect to which Mr. Cray, Jr. is a director, 939,750 shares of Common Stock held by other family trusts with respect to which Mr. Cray, Jr. or his spouse is a trustee and 44,000 shares held by the Cloud L. Cray Foundation.

(f)                                    Includes 333 shares of Preferred Stock held by the MGP Ingredients, Inc. Voting Trust and 44,000 shares of Common Stock held by a foundation with respect to which Mr. Richard B. Cray is a Trustee.

(g)                                 Includes 2,178 shares held by Mr. Schrick’s wife.

(h)                                 Includes 221,710 shares held by Mr. Seaberg’s wife.

(i)                                     Includes shares discussed under notes (a) through (h) as well as shares held by members of the families of officers not listed in the table.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of the Company’s Common Stock, to file reports of ownership and changes in ownership with the SEC and NASDAQ.  Executive officers, directors and greater-than-10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during fiscal 2006, all of its executive officers, directors and greater-than-10% beneficial owners complied with the Section 16(a) filing requirements.

RELATED TRANSACTIONS

During fiscal 2006, the Company bought $75,521 of paper goods, janitorial supplies, food and beverage products from Atchison Wholesale Grocery, Incorporated, a company owned by members of Mr. Schrick’s family and of which he is an officer.

MGP INGREDIENTS, INC.
NON-EMPLOYEE DIRECTORS’ RESTRICTED STOCK PLAN

General

The Board of Directors is submitting to the stockholders for their approval the MGP Ingredients, Inc. Non-Employee Directors’ Restricted Stock Plan (the “Directors’ Plan”).  The Directors’  Plan will become effective when approved by the stockholders. A copy of the Directors’ Plan is attached to this Proxy Statement as Exhibit A.

The affirmative vote of the holders of a majority of the shares of Preferred Stock and of the holders of a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote thereat is required for approval of the Directors’ Plan.  For this purpose, abstentions and broker non-votes will have the same effect as a vote against the Directors’ Plan.

Background and Purpose

The Human Resources and Compensation Committee of the Board of Directors retained an Non-Employee consulting group (the Consultant”) to review the Company’s compensation program for non-employee Directors (“Non-Employee Directors”), which has been unchanged since 1996, and to provide recommendations for changes in the current program. The Consultant  recommended that each Non-Employee Director be paid a retainer at the rate of $3,750 quarterly and meeting fees of $1,000 for each meeting of the Board or committee thereof attended.  The Consultant also recommended that the chairperson of the Audit Committee  be paid an additional retainer of $1,250 quarterly and that the chairpersons of the Human Resources and Compensation Committee and the Nominating Committee be paid additional retainers of $625 quarterly. The Board adopted these recommendations in December 2005.

The Consultant also recommended that the existing equity component of the Non-Employee Directors’ compensation, which has consisted of an annual grant of options to acquire 2,000 shares of stock, be changed to an annual award of shares valued at $12,500.  This recommendation was suggested in order to provide Non-Employee Directors a direct ownership opportunity, similar to that of current shareholders, rather than a claim on future share price appreciation. The purpose of Directors’ Plan is to provide a  means of compensating Non-Employee Directors that will help attract and retain qualified candidates to serve as Directors and to facilitate increases in the stock ownership and proprietary interest in the Company of Non-Employee Directors and thus their identification with the interests of the Company’s stockholders.

Presently there are seven persons eligible to participate in the Directors’ Plan.  Each of the nominees for director and the continuing directors, other than  Messrs. Schrick and Seaberg, will be Non-Employee Directors’ under the Directors’ Plan.

Material Features of the Directors’ Plan

The following brief description of the material features of the Directors’ Plan is qualified in its entirety by reference to the full text of the attached copy of the Directors’ Plan.

Award Amounts.  The Directors’ Plan provides that on the first business day following each annual meeting of stockholders, beginning with the 2006 Annual Meeting of Stockholders, each Non-Employee Director will receive a grant of shares of restricted stock with a fair market value of $12,500.  A person who is elected or appointed to the Board on a date other than the date of an Annual Meeting and who is Non-Employee Director shall be awarded shares of restricted stock as of the first business day following such date of election or appointment with a fair market value of $12,500.  As long as the Company’s shares are reported on the NASDAQ Stock Market, fair market value will be the closing price of a share of stock as reported by NASDAQ on the date of an award.  As of September 1, 2006, the fair market value of a share of the Company’s stock as determined under the Directors’ Plan was $24.74.

Shares Subject to Plan. Subject to adjustments in the case of a recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split, reverse stock split, stock dividend, extraordinary dividend, liquidation, dissolution, or other similar corporate transaction or event affecting the Company, the aggregate number of shares of stock that may be delivered under the Directors’ Plan is 75,000.  Shares issued under the plan will be treasury shares of the Company.

Vesting; forfeiture.  Shares of restricted stock awarded under the plan will be issued as promptly as practical following an award date, but will not be released to a director until they have vested.  Shares will vest on the third anniversary of the date of the award, subject to accelerated vesting upon the death of the director or a change in control, as defined in the Directors’ Plan.  The Human Resources and Compensation Committee may authorize accelerated vesting in any given case should a director retire or not stand for reelection at the end of his or her term or if the director’s service is terminated because of the inability to perform substantially his or her duties due to a physical or mental condition. Shares of restricted stock also are subject to forfeiture if, prior to vesting, a director resigns from the Board during his or her term as a director.

Rights of Holders.  During the vesting period, a director will have all rights of a stockholder with respect to his or her restricted shares, including the right to vote the shares and receive dividends thereon, but may not sell or dispose of the shares during the vesting period.

Administration.  The Directors’ Plan will be administered by the Human Resources and Compensation Committee of the Board of Directors’ (“the Committee”).  That Committee will have full power and authority to construe and administer the Directors’ Plan.  The Committee’s interpretations and actions shall be final, conclusive and binding upon all persons for all purposes.  No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect to any such action, determination or interpretation.

New Directors’ Plan Benefits and Participation

If the Directors’ Plan is approved at the 2006 Annual Meeting of Stockholders, each Non-Employee Director elected at that meeting and each continuing member of the Board who is a Non-Employee Director will be entitled to receive, as of the first business day following the date of such meeting,  shares of restricted stock having a fair market value of $12,500.

No restricted stock will be awarded  if the Directors’ Plan is not approved at the Annual Meeting.

Existing Equity Compensation Plans.

The Company has four equity compensation plans under which there are awards outstanding.  These are the Stock Incentive Plan of 2004, the Stock Incentive Plan of 1996,  the 1998 Stock Incentive Plan for Salaried Employees and the 1996 Stock Option Plan for Outside Directors. (Directors who are not employees are not eligible to participate under the 1996, 1998 or 2004 Incentive Plans.) No new awards may be granted under the Stock Incentive Plan of 1996, and after October 10, 2006, no new awards may be granted under the 1996 Stock Option Plan for Outside Directors.   The following is a summary of securities authorized for issuance under all equity compensation plans as of June 30, 2006.

Number of securities
remaining available for
future issuance under
	Number of shares to be	Weighted-average of	equity compensation
	issued upon exercise of	exercise price of	plans (excluding
	outstanding options,	outstanding options,	securities reflected in
	warrants and rights	warrants and rights	column (a) (1)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	578,850	$5.43	758,020
Equity compensation plans not approved by security holders	—	—	—
Total	578,850	$5.43	758,020

(1) Of these securities, as of June 30, 2006, of 677,600 shares may also be issued as performance or restricted stock awards under the terms of the Stock Incentive Plan of 2004 and 10,390 shares may be issued a performance or restricted stock awards under the terms of the 1998 Stock Incentive Plan for Salaried Employees.

Amendments to the Directors’ Plan

The Board may amend or terminate the Directors’ Plan at any time, provided that the Board may not amend or terminate the Directors’ Plan without the consent of any director if such amendment or termination would adversely affect the director’s rights under outstanding awards.  In addition, stockholder approval of any amendment is required if stockholder approval is required under applicable law or the rules of any national securities exchange or automated quotation system on which any of the Company’s equity securities are listed or quoted.

Discussion of Federal Income Tax Consequences

A recipient of restricted stock under the Directors’ Plan will recognize ordinary income in an amount equal to the fair market value of the stock. Generally the income will be recognized at the time the stock vests and will equal the fair market value of the stock on the date it vests. However, a recipient may, by following certain procedures, elect to recognize the income at the date of the grant of the stock. In this case, the amount of income recognized will equal the fair market value of  the stock on the date of grant. In general, the Company will receive a compensation expense deduction with respect to grants of restricted stock made under the Directors’ Plan. The amount of the deduction in any tax year will generally be equal to the amounts included as compensation in the income of grant recipients in that year. Accordingly, the amount and timing of the Company’s deduction will depend, among other things, on the value of the Company’s stock from time to time and on whether recipients make the election to recognize income on the date grants are made.

The Company will not able to deduct, with respect to grants of restricted stock made under the Directors’ Plan, any amount that would not be deductible under the ordinary rules relating to the deduction of compensation.  For example,  under certain circumstances, accelerated vesting of restricted stock in connection with a change in control of the Company could, when combined with other compensation that might be paid by the Company in connection with such event, give rise to a so-called “excess parachute payment” for tax purposes.  If this were to occur, the Company will not be able to deduct the excess parachute payment.

A recipient of restricted stock under the Directors’ Plan who elects to recognize income at the date of the grant of the stock may later forfeit the stock.  In this case the Company will have to add to its taxable income an amount equal to any compensation expense deduction received by it with respect to the grant.

Approval

THE BOARD OF DIRECTORS’ RECOMMENDS A VOTE FOR APPROVAL OF THE DIRECTORS’ PLAN.

OTHER MATTERS

A Proxy confers discretionary authority with respect to the voting of shares represented thereby on any other business that properly may come before the meeting as to which the Company did not have notice prior to August 8, 2006.  The Board of Directors is not aware that any such other business is to be presented for action at the meeting and does not itself intend to present any such other business.  However, if any such other business does come before the meeting, shares represented by proxies given pursuant to this solicitation will be voted by the persons named in the Proxy in accordance with their best judgment.  A Proxy also confers discretionary authority on the persons named to approve minutes of last year’s Annual Meeting, to vote on matters incident to the conduct of the meeting and to vote on the election of any person as a director if a nominee herein named should decline or become unable to serve as a director for any reason.

INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors selected the firm of BKD, LLP as independent certified public accountants to audit the books, records and accounts of the Company for fiscal 2006.  The selection was made upon the recommendation of the Audit Review Committee.  It is anticipated that BKD, LLP will be selected to perform the audit for fiscal 2007 at the Board’s October meeting.  BKD, LLP has audited the Company’s books annually since 1958.

Representatives of BKD, LLP will be present at the stockholders’ meeting.  They will have the opportunity to make a statement and will be available to respond to appropriate questions.

PROXY SOLICITATIONS

The cost of soliciting proxies will be borne by the Company.  The Company will reimburse brokers, banks or other persons for reasonable expenses in sending proxy material to beneficial owners.  Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by directors, officers and other employees of the Company who will receive no additional compensation therefor.

Stockholders who intend to present proposals for inclusion in the Company’s Proxy Statement for the next Annual Meeting of Stockholders on October 10, 2007 must forward them to the Company at 1300 Main Street, P.O. Box 130, Atchison, Kansas 66002, Attention:  Marta L. Myers, Corporate Secretary, so that they are received on or before May 25, 2007.  In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the proxy statement but which are raised at the Annual Meeting by stockholders, unless the Company receives written notice of the matter on or before August 8, 2007, at the above address.

HOUSEHOLDING

Only one copy of the Company’s Annual Report and Proxy Statement has been sent to multiple stockholders of the Company who share the same address and last name, unless the Company has received contrary instructions from one or more of those stockholders.  This procedure is referred to as “householding.”  In addition, the Company has been notified that certain intermediaries, i.e., brokers or banks, will household proxy materials.  The Company will deliver promptly, upon oral or written request, a separate copy of the Annual Report and Proxy Statement to any stockholder at the same address.  If you wish to receive a separate copy of the Annual Report and Proxy Statement, you may write to the Corporate Secretary of the Company at MGP Ingredients, Inc., 1300 Main Street, P.O. Box 130, Atchison, Kansas 66002 or call the Corporate

Secretary at 913-360-5232. You can contact your broker or bank to make a similar request.  Stockholders sharing an address who now receive multiple copies of the Company’s Annual Report and Proxy Statement may request delivery of a single copy by writing or calling the Company at the above address or by contacting their broker or bank, provided they have determined to household proxy materials.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K to the Securities and Exchange Commission will be furnished to stockholders without charge upon written request directed to Marta Myers, Corporate Secretary, or Steve Pickman, Vice President , Corporate Relations and Marketing Services, MGP Ingredients, Inc., 1300 Main Street, P.O. Box 130, Atchison, Kansas  66002-0130.  The Form 10-K and other reports that the Company files with the Securities and Exchange Commission may also be obtained through the Internet at www.mgpingredients.com.

By Order of the Board of Directors

Laidacker M. Seaberg
President and Chief Executive Officer

September 22, 2006

EXHIBIT A

MGP INGREDIENTS, INC.
NON-EMPLOYEE DIRECTORS’ RESTRICTED STOCK PLAN

1.      Introduction

1.1     The Plan; Effective Date; Duration.   This MGP Ingredients, Inc. Non-Employee Directors’ Restricted Stock Plan (the “Plan”) shall be effective as of the date of the 2006 Annual Meeting of Stockholders, if approved by stockholders at such Annual Meeting.  No award shall be made under the Plan after October 31, 2016.  This Plan is intended to be exempt from the provisions of Section 409A of the Internal Revenue Code of 1986, as amended, as a plan which provides for the transfer of restricted property as described in Prop. Reg. § 1.409A-1(b)(6), and is to be construed in accordance with this intent.

1.2     Purpose.   The purpose of the Plan is to provide each non-employee member (“Director”) of the Board of Directors (the “Board”) of MGP Ingredients, Inc. (the “Company”) with awards (“Restricted Stock Awards”) of shares of common stock, no par value (“Stock”), of the Company, subject to the restrictions and other provisions of the Plan.  It is intended that the plan will (a) provide a means of compensating Directors that will help attract and retain qualified candidates to serve as Directors, and (b) permit Directors to increase their stock ownership and proprietary interest in the Company and their identification with the interests of the Company’s stockholders.

1.3     Shares of Stock Available Under the Plan.

(a)           Subject to the provisions of clause (c) below, the number of shares of Stock that may be delivered under the Plan during the term of the Plan is seventy-five (75,000).  If there is an insufficient number of shares available to deliver to all Directors on any date as of which an award is made, the available shares shall be delivered to Directors on such date pro-rata.

(b)           Shares of Stock awarded under the Plan (“Restricted Stock”) will be previously-issued shares of Stock reacquired by the Company, including shares purchased in the open market.

(c)           Appropriate and equitable adjustment shall be made in the number and kind of shares of Stock available under the Plan and covered by Restricted Stock Awards in the event of any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split, reverse stock split, stock dividend, extraordinary dividend, liquidation, dissolution, or other similar corporate transaction or event affecting the Company. If any such adjustment would result in a fractional security being (i) available under this Plan, such fractional security shall be disregarded; or (ii) subject to an award under this Plan, the Company shall pay the holder of such award an amount in cash determined by multiplying (x) the fraction of such security (rounded to the nearest hundredth) by (y)  the Fair Market Value thereof on the date of such adjustment. The decision of the Committee (as defined in Section 3.1) regarding such adjustment or substitution shall be final, binding and conclusive.

2.      Restricted Stock Awards

2.1     Award Dates.

(a)           During the term of this Plan, commencing in 2006, each Director in office on the first business day following the date of each annual meeting of stockholders (“Annual Meeting”) shall be awarded shares of Restricted Stock with a Fair Market Value of $12,500, as determined on such first business day following the Annual Meeting, subject in all cases to the limits imposed in Section 1.3.

(b)           A Director who is elected or appointed to the Board on a date other than the date of an Annual Meeting shall be awarded shares of Restricted Stock as of the first business day following such date of election or appointment with a Fair Market Value of $12,500, as determined on such first business day following the date of election or appointment, subject in all cases to the limits imposed in Section 1.3

(c)           The “Fair Market Value” of a share of Restricted Stock on the date as of which fair market value is to be determined shall be: (a) if the Stock is reported on the NASDAQ Stock Market., the closing price of a share of  Stock as reported by NASDAQ as of the day on which the award was made; or (b) if the Stock is listed on another established securities exchange or exchanges, the highest reported closing price of a share of Stock on such exchange or exchanges as of day on which the award was made.  The Fair Market Value of the Restricted Stock, if not so reported or listed, and the Fair Market Value of any other property on the date as of which Fair Market Value is to be determined, shall mean the fair market value as determined by the Committee in its sole discretion, using a reasonable valuation method consistently applied as provided in Prop. Reg. § 1.409A-1(b)(5)(iv)(B).

2.2     Issuance of Stock.   As promptly as practical after the date as of which an award is made, the Company shall issue a certificate (“Certificate”), registered in the name of each Director receiving an award, representing the number of shares of Restricted Stock covered by the Director’s award.

2.3     Rights of Holders of Restricted Stock.   Upon issuance of a Certificate, the Director in whose name the Certificate is registered shall, subject to the provisions of the Plan, have all of the rights of a stockholder with respect to the shares of Restricted Stock represented by the Certificate, including the right to vote the shares and receive cash dividends and other cash distributions thereon.

2.4     Vesting Period.   The Restricted Stock shall be subject to the restrictions set forth in Sections 2.5 and 2.7 of the Plan. The Restricted Stock shall also be subject to a vesting period (the “Vesting Period”) commencing on the date as of which the Restricted Stock is awarded (the “Award Date”). The Restricted Stock becomes fully vested on the occurrence of one of the following events (the “Vesting Events”): (1) the third anniversary of the Award Date with respect to an award of Restricted Stock to a Director; (2) the death of the Director; or (3) a Change in Control, as defined below. Further, the Committee is authorized to accelerate vesting in any given case in the event of the following terminations of the Director’s Board service:

(a)           the retirement of the Director from the Board at the end of the Director’s term;

(b)           the termination of the Director’s service on the Board as a result of the Director’s not standing for reelection for the Board; or

(c)           the termination of the Director’s service on the Board because of the Director’s inability to perform substantially such Director’s duties and responsibilities as a Director of the Company due to a physical or mental condition, as determined in the discretion of the Committee.

As used herein the term “Change in Control” means:

(x)           The acquisition (other than from the Company) by any person, entity or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, (excluding, for this purpose, the Company or its subsidiaries, any employee benefit plan of the Company or its subsidiaries, trustees of the MGP Ingredients, Inc. Voting Trust or of the Cray Family Trust, or any person who acquires Common or Preferred Stock from Cloud L. Cray, Jr. or from any trust controlled by or for the benefit of Cloud L. Cray, Jr. prior to or as a result of his death) of beneficial ownership, (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of at least 30% of the then outstanding shares of common stock and 50% of the then outstanding shares of preferred stock, par value $10 per share,  or 30% of the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or

(y)           Individuals who, as of the date hereof, constitute the Board (as of the date hereof the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

(z)           Approval by the stockholders of the Company of a reorganization, merger, consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own collectively as a group more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized,  merged or consolidated company’s then outstanding voting securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

If any of the events enumerated in clauses (x) through (z) occur, the Committee shall determine the effective date of the Change in Control resulting therefrom for purposes of the Plan.

2.5     Forfeiture of Restricted Stock.   As of the date (“Resignation Date”) a Director resigns from the Board during the Director’s term, the Director shall forfeit to the Company all Restricted Stock awarded to the Director for which the Vesting Period has not ended as of or prior to the Resignation Date.

2.6     Release of Restricted Stock.   Restricted Stock shall be released to the Director, free and clear of all restrictions and other provisions of the Plan, on the first business day immediately following the last day of the Vesting Period with respect to such Restricted Stock.

2.7                Restrictions.   Restricted Stock shall be subject to the following restrictions during the Vesting Period:

(a)           The Restricted Stock shall be subject to forfeiture to the Company as provided in Section 2.5 of the Plan.

(b)           The Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, and neither the right to receive Restricted Stock nor any interest under the Plan may be assigned by a Director, and any attempted assignment shall be void.

(c)           Each Certificate representing shares of Restricted Stock shall be held by the Company and shall, at the option of the Company, bear an appropriate restrictive legend and be subject to appropriate “stop transfer” orders.  The Director shall deliver to the Company a stock power endorsed in blank to the Company to be used by the Company in the event the Restricted Stock is forfeited.

(d)           Any additional Stock or other securities or property (other than cash) that may be issued with respect to Restricted Stock as a result of any stock dividend, stock split, business combination or other event, shall be subject to the restrictions and other provisions of the Plan.

(e)           The issuance of any Restricted Stock award shall be subject to and contingent upon (i) completion of any registration or qualification of the Stock under any federal or state law or government rule or regulation that the Company, in its sole discretion, determines to be necessary or advisable; and (ii) the execution by the Director and delivery to the Company of (A) any agreement reasonably required by the Company, and (B) the stock power referred to in Section 2.7(c).

3.      General Provisions.

3.1     Administration.   The Plan shall be administered by a committee (the “Committee”) that shall be the Human Resources and Compensation Committee of the Board.  The Committee shall have full power, discretion and authority to interpret and administer the Plan.  The Committee’s interpretations and actions shall be final, conclusive and binding upon all persons for all purposes.  No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect to any such action, determination or interpretation.

3.2     No Retention Rights.   Neither the establishment of the Plan nor the awarding of Restricted Stock to a Director shall be considered to give the Director the right to be retained on, or nominated for reelection to, the Board, or to any benefits or awards not specifically provided for by the Plan.

3.3     Interests Not Transferable.   Except as to withholding of any tax required under the laws of the United States or any state or locality, no benefit payable at any time under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, or other legal process, or encumbrance of any kind.  Any attempt to alienate, sell, transfer, assign, pledge, attach or otherwise encumber any such benefits whether currently or thereafter payable, shall be void.  No benefit shall, in any manner, be liable for or subject to the debts or liabilities of any person entitled to such benefits.  If any person shall attempt to, or shall alienate, sell, transfer, assign, pledge or otherwise encumber such person’s benefits under the Plan, or if by reason of such person’s bankruptcy or any other event, such benefits would devolve upon any other person or would not be enjoyed by the person entitled thereto under the Plan, then the Committee, in its discretion, may terminate the interest in any such benefits of the person entitled thereto under the Plan and hold or apply them to or for the benefit of such person entitled thereto under the Plan or such person’s spouse, children or other dependents, or any of them, in such manner as the Committee may deem proper.

3.4     Amendment and Termination.   The Board may at any time amend or terminate the Plan; provided that:

(a)           no amendment or termination shall, without the written consent of a Director, adversely affect the Director’s rights under outstanding awards of Restricted Stock; and

(b)           Stockholder approval of any amendment shall be required if stockholder approval is required under applicable law or the rules of any national securities exchange or automated quotation system on which are listed or quoted any of the Company’s equity securities.

3.5     Severability.   If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid.  Any Section or part thereof so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part thereof to the fullest extent possible while remaining lawful and valid.

3.6     Controlling Law.   The law of Kansas, except its law with respect to choice of law, shall be controlling in all matters relating to the Plan.

1300 Main Street, P.O. Box 130
Atchison, Kansas 66002-0130
Phone: 913-367-1480
www.mgpingredients.com

[Logo]

MGP INGREDIENTS, INC.	PROXY

1300 Main Street, Atchison, Kansas 66002	COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Cloud L. Cray, Jr., Laidacker M. Seaberg and Brian Cahill, or any of them, each with full power to appoint his substitute, proxies to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of MGP Ingredients, Inc. held by the undersigned at the Annual Meeting of stockholders to be held on October 12, 2006, or at any adjournment thereof.

The undersigned has received the Company’s Annual Report for 2006 and its Proxy Statement.

This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person.

Stockholder’s Signature

Stockholder’s Signature

Dated
Please sign exactly as your name(s) appear above. Joint owners should each sign. Executors, trustees, custodian, etc., should indicate the capacity in which they are signing

PLEASE RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued from other side)

The Board of Directors Recommends a vote FOR the following proposals:

1.        Election of two Group A Directors for terms expiring in 2009.  The Board of Directors has nominated:

Linda E. Miller	Daryl R. Schaller, Ph.D.

☐ FOR both Nominees	☐ AUTHORITY WITHHELD from both Nominees

☐ AUTHORITY WITHHELD from the following Nominee:

2.        Proposal to approve the Company’s Non-Employee Directors’ Restricted Stock Plan

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.        In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THE SHARES
WILL BE VOTED “FOR” BOTH NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSAL 2.

BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

[Logo]

MGP INGREDIENTS, INC.	PROXY

1300 Main Street, Atchison, Kansas 66002	PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Cloud L. Cray, Jr., Laidacker M. Seaberg and Brian Cahill, or any of them, each with full power to appoint his substitute, proxies to vote, in the manner specified on the reverse hereof, all of the shares of Preferred Stock of MGP Ingredients, Inc. held by the undersigned at the Annual Meeting of stockholders to be held on October 12, 2006, or at any adjournment thereof.

The undersigned has received the Company’s Annual Report for 2006 and its Proxy Statement.

This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person.

Stockholder’s Signature

Stockholder’s Signature

Dated
Please sign exactly as your name(s) appear above. Joint owners should each sign. Executors, trustees, custodian, etc., should indicate the capacity in which they are signing

PLEASE RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued from other side)

The Proxies are hereby given the following authority:

1.      Election of one Group B Director for a term expiring in 2009.  The Board of Directors has nominated:

Michael Braude

☐ FOR Nominee	☐ AUTHORITY WITHHELD from Nominee

2.      Proposal to approve the Company’s Non-Employee Directors’ Restricted Stock Plan

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THE SHARES
WILL BE VOTED “FOR” THE NOMINEE UNDER PROPOSAL 1 AND “FOR” PROPOSAL 2.

BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

September 22, 2006

TO:                            Participants in the MGP Ingredients, Inc.
Employee Stock Purchase Plan

Provisions of the MGP Ingredients, Inc. Employee Stock Purchase Plan (the “Plan”) entitle participants to instruct the Trustee of the Plan as to the voting of MGP Ingredients, Inc. Common Stock allocated to the accounts of participants.  Accordingly, please find enclosed a form of instruction card that will permit you to direct the Trustee as to the voting of Common Stock allocated to your accounts in the Plan with respect to proposals to be acted upon at the Annual Meeting of Stockholders of the Company to be held on October 12, 2006.

We are also enclosing a copy of the Company’s Annual Report for 2006 and its Proxy Statement, unless you are being mailed one as a record holder of Common Stock.

Please promptly complete and sign the instruction card and return it in the enclosed envelope.

Thank you.

Very truly yours

/s/ Laidacker M. Seaberg
Laidacker M. Seaberg
President and Chief Executive Officer

MGP INGREDIENTS, INC. EMPLOYEE STOCK PURCHASE PLAN
C/O MGP Ingredients, Inc.
1300 Main Street, Atchison, Kansas 66002

INSTRUCTIONS FOR THE VOTING OF MGP INGREDIENTS, INC. COMMON STOCK

The undersigned hereby instructs United Missouri Bank of Kansas City, N.A. as Trustee of the MGP Ingredients, Inc. Employee Stock Purchase Plan (the “ESPP”), to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of MGP Ingredients, Inc. held by the ESPP and allocated to the account of the undersigned at the Annual Meeting of Stockholders to be held on October 12, 2006, or at any adjournment thereof.

The undersigned has received the Company’s Annual Report for 2006 and its Proxy Statement.

Accountholder’s Signature

Accountholder	Dated:

Number of Shares Allocated to Account:

PLEASE RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued from other side)

The Board of Director Recommends a vote FOR the following proposals:

1.             Election of two Group A Directors for terms expiring in 2009.  The Board of Directors has nominated:

Linda E. Miller                 Daryl R. Schaller, Ph.D.

☐  FOR both Nominees                       ☐ AUTHORITY WITHHELD from both Nominees

☐  AUTHORITY WITHHELD from the following Nominee:______________

2.             Proposal to approve the Company’s Non-Employee Directors’ Restricted Stock Plan

☐  FOR                     ☐  AGAINST                    ☐  ABSTAIN

3.             In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD IS RETURNED, THE SHARES WILL BE VOTED “FOR” BOTH NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSAL 2

BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

September 22, 2006

TO:                            Participants in the
Employee Stock Ownership Plan

Provisions of the Employee Stock Ownership Plan (the “Plan”) entitle participants to instruct the Trustees of the Plan as to the voting of MGP Ingredients, Inc. Common Stock allocated to the accounts of participants.  Accordingly, please find enclosed a form of instruction card that will permit you to direct the Trustee as to the voting of Common Stock allocated to your accounts in the Plan with respect to proposals to be acted upon at the Annual Meeting of Stockholders of the Company to be held on October 12, 2006.

We are also enclosing a copy of the Company’s Annual Report for 2006 and its Proxy Statement, unless you are being mailed one as a record holder of Common Stock.

Please promptly complete and sign the instruction card and return it in the enclosed envelope.

Thank you.

Very truly yours

/s/ Laidacker M. Seaberg
Laidacker M. Seaberg
President and Chief Executive Officer

MGP INGREDIENTS, INC. EMPLOYEE STOCK OWNERSHIP PLAN
c/o MGP Ingredients, Inc.
1300 Main Street, Atchison, Kansas 66002

INSTRUCTIONS FOR THE VOTING OF MGP INGREDIENTS, INC. COMMON STOCK

The undersigned hereby instructs Laidacker M. Seaberg, Brian Cahill, Dave Rindom, Richard Larson and Randy Schrick, as Trustees of the Employee Stock Ownership Plan indicated below (the “ESOP”), or any of them, to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of MGP Ingredients, Inc. held by the ESOP and allocated to the account of the undersigned at the Annual Meeting of Stockholders to be held on October 12, 2006, or at any adjournment thereof.

The undersigned has received the Company’s Annual Report for 2006 and its Proxy Statement.

Name of ESOP:

Accountholder’s Signature

Dated:

Accountholder

Number of Shares Allocated to Account :

PLEASE RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued from other side)

The Board of Director Recommends a vote FOR the following proposals:

1.          Election of two Group A Directors for terms expiring in 2009.  The Board of Directors has nominated:

Linda E. Miller	Daryl R. Schaller, Ph.D.

☐ FOR bothNominees	☐ AUTHORITY WITHHELD from both Nominees

☐ AUTHORITY WITHHELD from the following Nominee:

2.          Proposal to approve the Company’s Non-Employee Directors’ Restricted Stock Plan

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.          In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD IS RETURNED, THE
SHARES WILL BE VOTED “FOR” BOTH NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSAL 2.

BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.